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                                                                    EXHIBIT 10.6

                              AMENDMENT NUMBER TWO



          This Amendment Number Two is dated as of December 11. 2000 and is to the Credit Agreement among Hardinge Inc., the Bank's signatory thereto and The Chase Manhattan Bank (National Association) (now The Chase Manhattan Bank) as Agent, dated as of February 28, 1996 and amended as of August 1, 1997 (as amended the Agreement). Terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

          In order to further amend the Agreement, the parties agree as follows:

          1. Section 1.01 of the Agreement shall be amended by adding the following definitions:

                Acquisition Agreement means the Stock Purchase Agreement by and among Ziersch Beteiligungs GmbH as seller, HTT Hauser Tripet Tschudin AG, and Hardinge Inc. as purchaser, with respect to the sale and purchase of all of the issued and outstanding shares of stock of HTT Hauser Tripet Tschudin AG.

                Acquisition Date means the date the Acquisition Agreement has been signed by all parties thereto.

          2. The definition of Margin as set forth in Section 1.01 of the Agreement shall be amended effective as of the Acquisition Date to read as follows:

                Margin means for each Variable Rate Loan zero (0) Basis Points and for each Eurodollar Loan seventy-five (75) Basis Points.

          3. The definition of Reference Banks as set forth in Section 1.01 of the Agreement shall be amended in its entirety to read as follows:

                Reference Banks means The Chase Manhattan Bank and HSBC Bank USA, and their respective successors.

          4.    Article 6 of the Agreement shall be amended by adding Section
6.10 as follows:

                Section 6.10 ACQUISITION AGREEMENT. Provide the Agent with a true copy of the signed Acquisition Agreement within three (3) days of the Acquisition Date.



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          5.    Section 7.01(h) of the Agreement shall be amended by adding the following at the end thereof:

                Notwithstanding the foregoing. and subject to and upon the closing of the transaction governed by the Acquisition Agreement, (i) the amount of Liens against property other than inventory and receivables shall not exceed Thirteen Million Dollars ($13,000.000.00) in the aggregate, and (ii) Liens against the receivables of HTT Hauser Tripet Tschudin AG shall be permitted.

          6. The last paragraph of Section 7.05 of the Agreement shall be amended to read as follows:

                Notwithstanding the foregoing. the aggregate amount of acquisition (net of amounts paid for with the Borrower's stock) permitted under this section without the prior written consent of the Required Banks shall be not greater than Fifteen Million Dollars ($15,000,000.00) in any consecutive twenty-four (24) month period. except that for the twenty-four (24) months next following the Acquisition Date the amount shall be the lower of Thirty-six Million Dollars ($36,000,000.00) or the amount paid as provided under the Acquisition Agreement.

          7. Section 7.07 of the Agreement shall be amended by adding the following at the end of that Section:

                Notwithstanding the foregoing, the Borrower shall be permitted during the period commencing on the closing of the transaction covered by the Acquisition Agreement and continuing for ninety
                (90) calendar days thereafter, to lend to L. Kcllenberger & Co., AG, or other wholly owned Subsidiary, up to Thirty-six Million Dollars ($36,000,000.00) for the sole purpose of purchasing all of the issued and outstanding shares of stock of HTT Hauser Tripet Tschudin AG and the retirement of shareholder debt.

          8. This Amendment Number Two may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any parties hereto may execute this Amendment Number Two by signing any such counterpart.

          9. Other than as set forth in this Amendment Number Two, the terms and conditions of the Agreement shall remain in full force and effect.


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          IN WITNESS WHEREOF, the parties have caused this Amendment Number Two to be executed by their duly authorized officers as of the day and year first above written.


                                               HARDINGE INC.


                                               By: /s/ Robert E. Agan
                                                  ------------------------------
                                                  Robert E. Agan, Chairman of
                                                  the Board and Chief Executive
                                                  Officer


                                               AGENT:


                                               THE CHASE MANHATTAN BANK
                                               Successor to The Chase Manhattan
                                               Bank (National Association)


                                               By: /s/ Christine M. McLeod
                                                  ------------------------------
                                                  Christine M. McLeod,
                                                  Vice President


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                                               BANKS:

                                               THE CHASE MANHATTAN BANK,
                                               Successor to The Chase Manhattan
                                               Bank (National Association)


                                               By: /s/ Christine M. McLeod
                                                  ------------------------------
                                                  Christine M. McLeod,
                                                  Vice President


                                               THE CHASE MANHATTAN BANK
                                               f/k/a Chemical Bank


                                               By: /s/ Christine M. McLeod
                                                  ------------------------------
                                                  Christine M. McLeod,
                                                  Vice President


                                               HSBC BANK USA
                                               f/k/a Marine Midland Bank


                                               By: /s/ Ronald W. Lesch
                                                  ------------------------------
                                               Name:  Ronald W. Lesch
                                                    ----------------------------
                                               Title:  V.P.
                                                     ---------------------------



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